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                                                                    Exhibit 99.1

NEWS RELEASE                                                     [CORRPRO LOGO]


COMPANY CONTACT                                         WORLD HEADQUARTERS
---------------                                         1090 Enterprise Drive
Robert M. Mayer                                         Medina, OH 44256
CFO                                                     Phone (330) 723-5082
(330) 723-5082                                          Fax (330) 723-0694
                                                        www.corrpro.com




FOR IMMEDIATE RELEASE

                  CORRPRO OBTAINS EXTENSION OF DEBT FORBEARANCE

        LOAN DUE DATES EXTENDED TO ENABLE SHAREHOLDER VOTE ON REFINANCING
                            AND RECAPITALIZATION PLAN

MEDINA, OHIO, FEBRUARY 5, 2004 - Corrpro Companies, Inc. (AMEX:CO) today announced that it has secured an extension of the due dates of certain senior debt obligations until March 31, 2004. The Company has extended the maturity of its revolving credit facility with its bank group led by Bank One, NA and deferred a significant scheduled principal amortization under its senior notes held by The Prudential Insurance Company of America. The extensions are conditioned on the completion of the Company's refinancing and recapitalization plan on or before March 31, 2004.

As previously announced the Company has entered into a Securities Purchase Agreement with CorrPro Investments, LLC, an entity controlled by Wingate Partners III, L.P. ("Wingate"), providing for a $13 million cash investment in return for the issuance of $13 million of a new issue of preferred stock, together with warrants to acquire 40% of the fully-diluted common stock of the Company at a nominal exercise price. The refinancing plan also includes a $40 million senior secured credit facility provided by CapitalSource Finance LLC ("CapitalSource"), a subsidiary of CapitalSource Inc. (NYSE: CSE), and $14 million of secured subordinated debt to the Company provided by American Capital Strategies Ltd. (Nasdaq: ACAS) ("American Capital"), consummation of which is subject to customary conditions precedent. American Capital will receive warrants to acquire 13% of the fully diluted common stock of the Company at a nominal exercise price. The proceeds of the refinancing will be used to repay the debt owed by the Company to its current lenders.

The recapitalization and refinancing plan requires the approval of the Company's shareholders. The Company originally anticipated holding a special meeting of shareholders in January 2004. As a result of the proxy review process being conducted by the Securities and Exchange Commission, the Company now anticipates holding a special shareholders meeting to consider the recapitalization plan in March 2004.

"It is essential that our shareholders recognize that this refinancing plan, which is the culmination of a rigorous process under which hundreds of potential sources of capital were contacted, represents the best alternative available for both the Company's shareholders and the Company," commented Joseph W. Rog, Chairman, CEO and President. "Our lenders have


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granted us forbearance extensions requiring completion of this transaction by
March 31, 2004. Having already granted several extensions to allow us to complete this process, our bank lenders have at this point in time indicated they are not willing to extend the due date of the bank facility any further.

"Failure to complete the refinancing transaction on a timely basis would likely result in the issuance of default notices and the commencement of foreclosure proceedings by the Company's current lenders. In such case, there is no currently foreseeable alternative available to the Company other than filing for protection under applicable bankruptcy laws. Thus, it is very important for our shareholders to vote affirmatively for this refinancing plan which will be described in detail in the proxy statement as filed with the SEC and mailed to shareholders."

The Company intends to file with the Securities and Exchange Commission and mail to its shareholders a definitive proxy statement in connection with the proposals to be considered and voted upon at the special meeting. The Company urges its shareholders to read the proxy statement carefully once it is available, as the proxy statement will contain important information regarding the proposals to be considered and voted upon at the special meeting. If the refinancing and recapitalization plan is not approved by the requisite majority of shareholders, the Company will be obligated to pay customary substantial breakup fees as described in the proxy statement.

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies with respect to the proposals to be considered and voted upon at the special meeting. Information regarding the ownership interests of the Company's directors and executive officers is contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

The Company's shareholders and other investors may obtain a free copy of the Company's proxy statement, once it is available, and other documents filed with the SEC by visiting the SEC's website at www.sec.gov. Free copies of the Company's proxy statement, once it is available, and other documents filed with the SEC may also be obtained by sending a written request to the Company at 1090 Enterprise Drive, Medina, Ohio 44256, Attention: Investor Relations, by telephone at (330) 723-5082, or by email at InvestorRelations@corrpro.com.

ABOUT CORRPRO COMPANIES: Corrpro, headquartered in Medina, Ohio is the leading provider of corrosion control engineering services, systems and equipment to the infrastructure, environmental and energy markets around the world. Corrpro is the leading provider of cathodic protection systems and engineering services, as well as the leading supplier of corrosion protection services relating to coatings, pipeline integrity and reinforced concrete structures.

ABOUT WINGATE PARTNERS: Wingate, headquartered in Dallas, Texas, is a private investment firm focused on making equity investments in businesses going through significant transition.

ABOUT CAPITALSOURCE: CapitalSource, headquartered in Chevy Chase, Maryland, is a specialized commercial finance company with more than $3 billion in loan commitments offering asset-based, senior, cash flow and mezzanine financing to small and mid-sized businesses.

ABOUT AMERICAN CAPITAL: American Capital, headquartered in Bethesda, Maryland, is a publicly traded buyout and mezzanine fund with capital resources in excess of $2.5 billion.


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American Capital is an equity partner in management and employee buyouts;
invests in private equity sponsored buyouts, and provides capital directly to private and small public companies. American Capital provides senior debt, mezzanine debt and equity to fund growth, acquisitions and recapitalizations.

Except for historical information, the matters discussed in this press release are forward-looking statements relating to the business of the Company. The forward-looking statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" or variations of such words and similar expressions are intended to identify such forward-looking statements. The Company believes that the following factors, among others, could affect its future performance and cause its actual results to differ materially from those that are expressed or implied by forward-looking statements, or diminish the liquidity of its common shares: the Company's ability to receive shareholder approval of the transactions described herein and, as a result thereof, to consummate the proposed recapitalization and refinancing; the ability to fulfill the conditions to closing to and, as a result thereof, to consummate the proposed recapitalization and refinancing; the extension, amendment or refinancing of the Company's existing debt and the terms and timing thereof; the Company's ability to successfully divest certain of its non-core and international business units and the timing, terms and conditions of any such divestitures; the ultimate outcome of the Australian Securities and Investment Commission's investigation of accounting irregularities; the impact of any litigation or regulatory process related to the financial statement restatement process, including the filed and dismissed class action litigation (the dismissal of which has been appealed); qualification requirements and termination provisions relating to government jobs; the impact of inclement weather on the Company's operations; the impact of energy prices on the Company's and its customers' businesses; adverse developments in pending litigation or regulatory matters; the Company's ability to satisfy the listing and trading requirements of the AMEX, including compliance with the Company's plan to regain compliance with applicable AMEX requirements, (which, if not satisfied, could result in the suspension of trading or delisting of the Company's shares from the exchange and could diminish the liquidity of its common shares) or any other national exchange on which its shares are or will be listed or otherwise to provide a trading venue for its shares; and the impact of changing global political and economic conditions. Further information concerning factors that may affect the Company's business and performance is set forth in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update any of the information contained or referenced in this press release.